Exhibit 77(c)


                 Matters submitted to a vote of security holders

On October 25, 2007, a Special Meeting of Shareholders for ING GNMA Income Fund was held at which the shareholders were asked to approve (2) a "Manager-of-Managers" arrangement for the Fund to permit the Fund's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders; (3) the conversion of Fund's investment objectives from fundamental to non-fundamental; (4) a modification of the investment restriction on borrowing; and (5) a modification of the investment restriction on lending.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
GNMA Income Fund              2      29,151,566.656   3,025,675.312    1,089,428.225   42,007,342.193
                              3      27,727,384.445   3,507,362.144    2,031,923.604   42,007,342.193
                              4      29,115,224.504   2,259,665.473    1,891,780.216   42,007,342.193
                              5      28,971,973.888   2,280,573.418    2,014,122.887   42,007,342.193
*The Shareholder Meeting for proposals 2 and 3 for GNMA Income Fund was adjourned to November 21, 2007.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
GNMA Income Fund              2      33,631,838.749   3,085,955.357    1,247,735.784   46,079,326.890
                              3      32,128,906.441   3,638,770.376    2,197,853.073   46,079,326.890

On October 25, 2007, a Special Meeting of Shareholders for ING National Tax-Exempt Bond Fund was held at which the shareholders were asked to approve
(2) a "Manager-of-Managers" arrangement for the Fund to permit the Fund's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
National Tax-Exempt
Bond Fund                     2       2,197,432.788     13,339.614      17,361.194      2,429,199.596
*The Shareholder Meeting for National Tax-Exempt Bond Fund was adjourned to November 21, 2007.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
National Tax-Exempt
Bond Fund                     2       2,214,024.788     14,141.859      17,361.194      2,432,995.841

On October 25, 2007, a Special Meeting of Shareholders for ING Classic Money Market Fund was held at which the shareholders were asked to approve (2) a "Manager-of-Managers" arrangement for the Fund to permit the Fund's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
Classic Money
Market Fund                   2      39,961,115.737   3,468,003.130    2,491,717.740   61,494,863.607
*The Shareholder Meeting for Classic Money Market Fund was adjourned to November 21, 2007.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
Classic Money
Market Fund                   2      141,214,125.323  6,017,846.650    4,007,715.450   156,948,297.423
*The Shareholder Meeting for Classic Money Market Fund was adjourned to November 21, 2007.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
Classic Money
Market Fund                   2      141,214,125.323  6,017,846.650    4,007,715.450   156,948,297.423
*The Shareholder Meeting for Classic Money Market Fund was adjourned to December 17, 2007.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
Classic Money
Market Fund                   2      445,724,200.608  32,130,356.700  17,583,563.360   509,102,892.668

On October 25, 2007, a Special Meeting of Shareholders for ING High Yield Bond Fund was held at which the shareholders were asked to approve (2) a "Manager-of-Managers" arrangement for the Fund to permit the Fund's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
High Yield Bond
Fund                          2       6,619,250.765    640,305.037      338,796.648    11,373,970.450
*The Shareholder Meeting for High Yield Bond Fund was adjourned to November 21, 2007.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
High Yield Bond
Fund                          2       7,415,443.974    681,169.040      369,143.774    11,592,891.788
* The Shareholder Meeting for High Yield Bond Fund was adjourned to December 17, 2007.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
High Yield Bond
Fund                          2        741,454.056     438,074.097     2,555,906.000   12,179,681.880

On October 25, 2007, a Special Meeting of Shareholders for ING Intermediate Bond Fund was held at which the shareholders were asked to approve (2) a "Manager-of-Managers" arrangement for the Fund to permit the Fund's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
Intermediate Bond
Fund                          2      30,852,267.730   4,597,000.690     790,132.982    52,272,110.402
*The Shareholder Meeting for Intermediate Bond Fund was adjourned to November 21, 2007.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
Intermediate Bond
Fund                          2      39,303,742.316   4,946,484.424    1,052,804.302   59,837,744.042

*The Shareholder Meeting for Intermediate Bond Fund was adjourned to December
17, 2007.

                                                       Shares voted
                                      Shares voted     against or         Shares        Total Shares
                          Proposal         for           withheld        abstained          Voted
                         --------         ---           --------        ---------          -----
Intermediate Bond
Fund                          2      44,775,415.780   5,258,214.186    1,549,932.407   64,865,117.373